UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07458

                            Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                      Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                       Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:  203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Tweedy, Browne Fund INC.

Annual Report

TWEEDY, BROWNE GLOBAL VALUE FUND (TBGVX)

TWEEDY, BROWNE GLOBAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)

TWEEDY, BROWNE VALUE FUND (TWEBX)

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

March 31, 2021

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2021

Investment Adviser’s Note (Unaudited)

To Our Shareholders:

As we wrote in our letter to shareholders last fall, seldom have we seen the rise of a phoenix the likes of which we have seen in capital markets since the pandemic bottom in March of last year. That phoenix gained even greater momentum over the last six months, as vaccines and additional stimulus measures helped to propel broad market indices such as the S&P 500, the MSCI World Index, and the MSCI EAFE Index to all time highs.

While the resilience of our capital markets remains unchanged, market leadership in public equity markets made a rather abrupt about-face beginning in November of last year, when vaccine announcements ignited a powerful rally in value stocks, which continues to this day. Value-oriented securities, which consist in part of more economically sensitive companies, in the past have often performed relatively better than their growth counterparts during a robust economic recovery. Many market observers are expecting such a recovery on the heels of the vaccine roll-out this year. International equities, which have also trailed U.S. equities for the better part of the last decade, also awakened from their slumber and out-performed their U.S. counterparts for the last two quarters. One cannot help but wonder whether these recent results are foreshadowing the beginnings of a sustainable rotation from all things technology into more value- and internationally-oriented securities. It is long overdue.

With speculative fervor afoot in markets, particularly when it comes to all things technology, we take comfort in the businesses that the Funds own, which for the most part (in our view) enjoy strong financial and competitive positions, have prospects for future growth and, most importantly, possess collateral value backing up the prices the Funds have paid for their shares.

Performance

As our colleague and fellow Investment Committee member Roger de Bree has said, over the last year, it has not so much been about value versus growth as it has been about big tech and everything else, so much so that several highly reputed value-oriented money managers have thrown in the towel of late, facing large declines in assets and profitability. The performance gap between crude measurements of value and growth stocks had never been wider up until the fourth quarter of last year, but back in November things changed, as value-oriented securities had one of their best performance months in history. Since then, it’s been mostly about value.

During what some would consider the beginning of a possible changing of the guard, the Tweedy, Browne Funds did not disappoint, producing strong absolute and relative returns. For the last two quarters cumulatively, all four Tweedy, Browne Funds produced returns of roughly 20% or more and outpaced their benchmark indices by 25 to as much as 364 basis points. They outpaced growth-oriented indices by an even more substantial margin, which contributed to absolute returns for all four Funds of between 33.8% and 40.9% for the full fiscal year.

While the U.S. dollar strengthened modestly since December leading up to fiscal year-end, for most of the fiscal year it was relatively weak versus most other major currencies. As a result, for the full fiscal year, the foreign currency contracts held by our currency-hedged Funds (Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund) detracted somewhat from the Funds’ total returns. As you know, in the Global Value Fund and the Value Fund, we use currency hedging contracts to implement the Funds’ policy to try to eliminate, where practicable, the Funds’ perceived exposure to foreign currencies. The Funds’ practice of hedging perceived currency risk in foreign securities tends to make the Funds outperform similar unhedged portfolios when the U.S. dollar is gaining in value against the local currencies in which the Funds’ investments are denominated. As in our other Funds, we look to the stocks themselves to provide the bulk of the Funds’ returns.

Total Returns

	2021		Annualized periods through March 31, 2021
	1st Qtr	6 mos ending March 31	1 year	5 years	10 years	Since Inception(3)
Global Value Fund* (inception 06/15/93)	7.14%	22.63%	34.89%	7.21%	6.36%	8.83%
MSCI EAFE Index (Hedged to U.S.$)†(1)(2)(3)	7.63	20.40	37.75	10.61	8.37	6.39
MSCI EAFE Index (in U.S.$)†(1)(2)(3)	3.48	20.08	44.57	8.85	5.52	5.53
Total Annual Fund Operating Expense Ratio as of 03/31/20, as disclosed in the Funds’ most recent prospectus: 1.37%
Total Annual Fund Operating Expense Ratio as of 03/31/21: 1.38% (gross); 1.37% (net)
Global Value Fund II* (inception 10/26/09)	4.96%	23.72%	40.87%	6.36%	5.00%	5.73%
MSCI EAFE Index (in U.S.$)†(1)(2)	3.48	20.08	44.57	8.85	5.52	5.86
Total Annual Fund Operating Expense Ratios as of 03/31/20, as disclosed in the Funds’ most recent prospectus: 1.39% (gross); 1.39% (net) §
Total Annual Fund Operating Expense Ratios as of 03/31/21: 1.38% (gross); 1.38% (net) §
Value Fund* (inception 12/08/93)	7.72%	22.13%	35.58%	8.27%	6.92%	8.03%
MSCI World Index (Hedged to U.S.$)†(1)(3)(5)	6.16	19.46	51.26	14.07	11.19	8.23
S&P 500/MSCI World Index (Hedged to U.S.$)¶†(1)(4)(5)	6.16	19.46	51.26	14.07	11.19	8.97
Total Annual Fund Operating Expense Ratios as of 03/31/20, as disclosed in the Funds’ most recent prospectus: 1.39% (gross); 1.37% (net) §
Total Annual Fund Operating Expense Ratios as of 03/31/21: 1.41% (gross); 1.38% (net) §
¶ S&P 500 Index (12/08/93-12/31/06)/MSCI World Index (Hedged to U.S.$) (01/01/07-present)
Worldwide High Dividend Yield Value Fund* (inception 09/05/07)	5.29%	19.82%	33.80%	7.86%	5.64%	4.39%
MSCI World Index(in U.S.$)†(1)(5)	4.92	19.57	54.03	13.36	9.88	6.58
MSCI World High Dividend Yield Index (in U.S.$)†(1)(5)	6.12	18.47	35.69	8.49	7.58	4.37
Total Annual Fund Operating Expense Ratios as of 03/31/20, as disclosed in the Funds’ most recent prospectus: 1.44% (gross); 1.38% (net) §
Total Annual Fund Operating Expense Ratios as of 03/31/21: 1.47% (gross); 1.39% (net) §

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for all periods greater than one year.

† Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

‡ Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2022, to waive the Global Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The performance data shown above would have been lower had fees not been waived from May 22, 2020 to March 31, 2021.

§ Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2022, to waive a portion of the Global Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The Global Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The Funds do not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Our Fund Portfolios

Please note that the individual companies discussed herein were held in one or more of the Funds during the year ended March 31, 2021, but were not necessarily held in all four of the Funds. Please refer to footnote 6 at the end of this letter for each Fund’s respective holdings in each of these companies as of March 31, 2021.

Since the bottoming of our markets a year ago last March, it has pretty much been an up escalator for global equities, as investors expanded their investment horizons and focused on what they believed would be a continued robust economic and business climate post-COVID. In this rather enthusiastic period for financial risk assets, performance attribution was largely a tale of two cities, with the first half of the fiscal year dominated by robust results for U.S.-based technology stocks, and the second half of the year led by the outperformance of more traditional economically sensitive companies and non-U.S. equities, which tend to be more value-based and pro-cyclical in terms of their structure.

The performance of the Funds for the fiscal year also reflected this bifurcation of attribution. The Funds produced very strong absolute results of between 33.80% and 40.87% for the fiscal year, yet, as one might expect, trailed their benchmark indexes during the tech-dominated first half of the fiscal year, and outperformed their benchmarks in the second half of the fiscal year.

Contributions to returns for the full fiscal year were led by the Funds’ highly weighted positions in industrial and financial holdings. This included very robust results from the Funds’ machinery, bank, and insurance holdings, including CNH Industrial, the farm equipment company; Trelleborg, the Swedish sealant company; DBS Group, the Singapore bank; CNP Assurances, the French insurer; and Berkshire Hathaway, among a host of others. The Funds also enjoyed strong returns in their technology-related, interactive media and communications holdings, their automotive component holdings, and in their materials holdings. This included companies such as Alphabet (Google); Baidu, the leading Chinese internet search engine; Autoliv, the Swedish automobile seatbelt and airbag company; Michelin, the French premium tire company; Hyundai Mobis, the South Korean auto parts manufacturer; BASF, the German chemical giant; and SOL SpA, the Italian industrial gas company.

In addition to strong returns from the Funds’ European holdings, a significant contribution to the year’s returns was made by the Funds’ emerging market holdings, including strong results from Chinese, Chilean, and South Korean holdings such as Shanghai Mechanical, Wuliangye Yibin (which we sold out of during the period), Antofagasta, and LG Corp. Other individual companies making a strong contribution to the Funds’ returns for the year include Safran, Ebara, AutoZone, 3M, Siemens, SCOR, and Inchcape.

While most of our Fund portfolio holdings were able to regain much, if not all and then some, of the ground lost during the depths of the pandemic, we have had a few disappointments over the last year. The Funds’ consumer staples group led by long-time holdings such as Nestlé, Diageo, Heineken and Unilever, and our core pharma holdings, Johnson & Johnson, Novartis, and Roche held up better than most during the precipitous March decline, but were not significant contributors to overall returns for the year. In addition, we had a number of longer-term holdings that finished the year in the red, including Royal Dutch, HSBC Holdings, GlaxoSmithKline, Babcock International, and Wells Fargo. Alibaba and Dali Foods, two of our Chinese holdings, were also modestly in the red, but were only added to the portfolios over the last nine months.

While change tends to be incremental in our portfolios given our rather long holding periods for securities, it does occur over time, and often gains momentum when market turmoil erupts. Such was the case over the last year. The onset of the COVID-19 pandemic and the associated market volatility presented us with pricing opportunities all over the world. Among our four funds, over 30 new positions were established during the last fiscal year. We also took advantage of trading opportunities to take profits in a number of Fund holdings that began to trade at or around intrinsic value. All in all, our portfolio planting and pruning led to a reduction in energy-related holdings (Royal Dutch, MRC, ConocoPhillips); the addition of a number of new small- and mid-size industrial companies in Japan and Europe (Fuji Seal, Okamoto, Kuraray, Kamigumi, Fukuda Denshi, Alten, Orange, Conzzeta (now called Bystronic AG), Johnson Service); increased exposure to U.S. equities in our global portfolios (AbbVie, Concentrix, Intel, Progressive, Carlisle, Enterprise Products, Bank of America, Truist, US Bancorp); the addition of several new Chinese companies, both on the mainland and in Hong Kong (Alibaba, A-Living, CK Hutchison, Dali Foods); a number of new investments where insider buying played an important role in our decision to establish a position (Jardine Matheson Holdings, Fresenius SE, Rubis); increasing exposure to the more developed of the emerging markets, with new investments in China, Hong Kong, the Philippines, and Mexico (Megacable, Industrias Bachoco, Alliance Global); and modest reductions in some of our long time consumer staples and pharmaceutical holdings (Nestlé, Diageo, Heineken, Unilever, Roche, Novartis).

Sincerely,

Roger R. de Bree, Frank H. Hawrylak, Jay Hill, Sean McDonald Thomas H. Shrager, John D. Spears, Robert Q. Wyckoff, Jr.

Investment Committee

TWEEDY, BROWNE COMPANY LLC

April 2021

Footnotes

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

(2)

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to U.S.$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to U.S.$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(5)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S.$) reflects the return of this index for a U.S. dollar investor. The MSCI World Index (Hedged to U.S.$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in U.S.$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 618 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Portfolio holdings are subject to change at any time without notice and may not be representative of a Fund’s current or future investments.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this letter, are not intended as a forecast, a guarantee of future results, or investment advice, and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well-known companies may be more volatile than those of larger companies. Force majeure events such as pandemics, political upheavals and natural disasters are likely to increase the risks inherent in investments and could have a broad negative impact on the world economy and business activity in general. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has developed into a global pandemic and has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 pandemic has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways, and the duration of this pandemic cannot be determined with certainty. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could have a significant impact on the Funds, including by impacting the Funds’ performance, net asset value, income, and/or operating results or the performance, income, operating results and viability of issuers in which each Fund invests.

Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds. All investments are subject to risk including the possible loss of principal. There is no assurance that a Fund will achieve its investment objective.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and the Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although U.S. Treasuries are backed by the full faith and credit of the U.S. Government.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. There is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc. You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. The prospectus should be read carefully before investing.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2020 to March 31, 2021.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period* 10/1/20 – 3/31/21	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period* 10/1/20 – 3/31/21	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,226.30	$7.60	$1,000.00	$1,018.10	$6.89	1.37%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,237.20	$7.64	$1,000.00	$1,018.10	$6.89	1.37%
Value Fund	$1,000.00	$1,221.30	$7.59	$1,000.00	$1,018.10	$6.89	1.37%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,198.20	$7.45	$1,000.00	$1,018.15	$6.84	1.36%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2021 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/21

Average Annual Total Returns – For Periods Ended March 31, 2021

	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	34.89%	37.75%	44.57%
5 Years	7.21	10.61	8.85
10 Years	6.36	8.37	5.52
Since Inception (6/15/93)	8.83	6.39	5.53
Total Annual Fund Operating Expense Ratio as of 3/31/20, as disclosed in the Fund’s most recent prospectus: 1.37%.
Total Annual Fund Operating Expense Ratio as of 3/31/21: 1.38% (gross), 1.37% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2022, to waive the Global Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The Fund’s performance would have been lower had fees not been waived from May 22, 2020 to March 31, 2021.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2021

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2021

Shares		Value*

COMMON STOCKS—94.5%

	Canada—1.2%
1,124,700	National Bank of Canada	$76,393,873
	Miscellaneous Security(a)	3,385,671

		79,779,544

	China—5.9%
15,158,495	A-Living Smart City Services Co., Ltd.	67,267,534
606,925	Alibaba Group Holding, Ltd., Sponsored ADR(b)	137,608,105
543,697	Baidu Inc., Sponsored ADR(b)	118,281,282
41,516,695	Dali Foods Group Co., Ltd.	23,603,444
7,801,470	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	22,979,462
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	9,242,090

		378,981,917

	Czech Republic—0.0%(c)
2,800	Philip Morris CR a.s.	1,978,028

	France—13.9%
12,044,020	Bollore SA	58,291,677
449,125	Cie Generale des Etablissements Michelin	67,380,897
5,798,647	CNP Assurances(b)	110,473,579
1,370,020	Rubis SCA	65,051,454
1,412,745	Safran SA(b)	192,689,327
5,560,065	SCOR SE(b)	190,161,062
1,427,083	Tarkett SA(b)	22,827,381
4,019,785	Total SA	187,915,130

		894,790,507

	Germany—8.7%
1,300,155	BASF SE	108,248,633
2,276,215	Fresenius SE & Co., KGaA	101,605,444
1,682,955	Henkel AG & Co., KGaA	167,040,159
888,159	Krones AG	72,234,646
42,354	KSB SE & Co., KGaA	15,033,154
310,287	Muenchener Rueckversicherungs AG	95,765,050

		559,927,086

	Hong Kong—2.4%
7,421,500	CK Hutchison Holdings, Ltd.	59,137,550
26,265,000	Emperor Entertainment Hotel, Ltd.	3,581,076
5,542,142	Great Eagle Holdings, Ltd.	19,211,742
15,995,508	Hang Lung Group, Ltd.	40,490,530
497,584	Jardine Strategic Holdings, Ltd.	16,430,224
1,004,953	Kingboard Holdings Ltd.	5,429,069
59,000	Miramar Hotel & Investment	110,647
10,820,000	Tai Cheung Holdings, Ltd.	6,903,022

		151,293,860

	Italy—1.3%
4,365,000	SOL SpA	85,930,590

	Japan—2.2%
93,500	ADEKA Corp.	1,837,846
4,092,400	Astellas Pharma, Inc.	63,034,071
1,001,300	Fuji Seal International, Inc.	22,418,246
57,600	Konishi Co., Ltd.	935,674

Shares		Value*

	Japan (continued)
2,824,800	Kuraray Co., Ltd.	$32,287,081
820,800	NGK Spark Plug Co., Ltd.	14,195,012
164,400	Nippon Kanzai Co., Ltd.	3,243,367
8,955	Okamoto Industries, Inc.	340,776
193,700	Shizuoka Gas Co., Ltd.	1,744,176

		140,036,249

	Mexico—1.7%
1,533,895	Coca-Cola FEMSA SA de CV, Sponsored ADR(d)	70,865,949
1,148,945	Industrias Bachoco SAB de CV, Class B	3,819,054
9,067,593	Megacable Holdings SAB de CV	32,418,290

		107,103,293

	Netherlands—3.6%
2,596,816	Heineken Holding NV	231,649,672

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	4,956,167

	Singapore—5.4%
7,990,400	DBS Group Holdings, Ltd.	171,214,361
8,983,400	United Overseas Bank, Ltd.	172,701,118

		343,915,479

	South Korea—1.7%
144,547	Hankook & Co., Ltd.	2,362,818
97,800	Hyundai Mobis Co., Ltd.	25,233,135
131,339	Kangnam Jevisco Co., Ltd.	3,522,102
815,800	LG Corp.	65,163,084
132,553	Samchully Co., Ltd.	9,182,377

		105,463,516

	Sweden—2.5%
661,300	Autoliv, Inc.(b)	61,368,640
3,905,999	Trelleborg AB, Class B(b)	99,483,930

		160,852,570

	Switzerland—13.8%
218,165	Coltene Holding AG	28,002,265
3,210	Conzzeta AG, Registered	3,990,543
2,659,864	Nestlé SA, Registered	297,710,326
80	Neue Zuercher Zeitung(b)	458,163
1,365,596	Novartis AG, Registered	117,196,184
68,178	Phoenix Mecano AG(e)	33,178,052
722,565	Roche Holding AG	234,508,292
429,703	TX Group AG	34,562,521
324,182	Zurich Insurance Group AG	138,952,366

		888,558,712

	Thailand—0.9%
14,171,579	Bangkok Bank Public Co., Ltd., NVDR	57,139,807

	United Kingdom—17.2%
6,453,675	Babcock International Group plc(b)	20,354,854
16,699,941	BAE Systems plc	116,356,588
16,437,000	CNH Industrial NV(b)	254,906,368
6,291,808	Diageo plc	259,512,740
8,418,226	GlaxoSmithKline plc	149,596,388
5,273,360	Inchcape plc(b)	54,785,681
11,937,289	Johnson Service Group plc(b)	24,507,178

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2021

Shares		Value*

	United Kingdom (continued)
17,304,144	Lookers plc(b)	$12,653,500
1,369,620	Unilever plc	76,590,210
2,283,205	Unilever plc (Ordinary Shares)	127,769,595
16,292,379	Vertu Motors plc(b)	9,103,831

		1,106,136,933

	United States—12.0%
75,488	Alphabet Inc., Class A(b)	155,695,510
75,695	Alphabet Inc., Class C(b)	156,584,948
787,700	Bank of New York Mellon Corp./The	37,250,333
433	Berkshire Hathaway Inc., Class A(b)	167,008,966
301	Berkshire Hathaway Inc., Class B(b)	76,896
2,121,000	Cisco Systems, Inc.	109,676,910
860,002	Johnson & Johnson	141,341,329

		767,634,892

TOTAL COMMON STOCKS (Cost $3,317,599,422)		6,066,128,822

PREFERRED STOCKS—0.6%

	Chile—0.4%
11,044,000	Embotelladora Andina SA, Class A	26,334,037

	Croatia—0.2%
166,388	Adris Grupa d.d. (b)	10,564,235

TOTAL PREFERRED STOCKS (Cost $35,290,988)		36,898,272

Shares		Value*

REGISTERED INVESTMENT COMPANY—3.4%
216,149,942	Dreyfus Treasury Securities Cash Management—Institutional Shares 0.01%(f) (Cost $216,149,942)	$216,149,942

Face Value

U.S. TREASURY BILL—1.9%
$125,000,000	0.111%(g), due 04/15/2021(d) (Cost $124,994,653)	124,994,653

INVESTMENTS IN SECURITIES (Cost $3,694,035,005)	100.4%	6,444,171,689

UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.9)	(59,219,255)

OTHER ASSETS AND LIABILITIES (Net)	0.5	34,493,418

NET ASSETS	100.0%	$6,419,445,852

*	See Note 2 in Notes to Financial Statements.
(a)	Represents an issuer where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $3,385,671 represents 0.05% of the net assets of the Fund.
(b)	Non-income producing security.
(c)	Amount represents less than 0.1% of net assets.
(d)	This position has been segregated to cover certain open forward contracts. At March 31, 2021, liquid assets totaling $195,860,602 have been segregated to cover such open forward contracts.
(e)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(f)	Rate disclosed is the 7-day yield at March 31, 2021.
(g)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification

March 31, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Capital Goods	14.9%
Pharmaceuticals, Biotechnology & Life Sciences	11.1
Insurance	10.9
Beverage	8.8
Banks	7.4
Food	7.1
Internet Software & Services	4.9
Materials	4.1
Household & Personal Products	3.8
Retailing	3.3
Energy	2.9
Automobiles & Components	2.6
Technology Hardware & Equipment	2.2
Real Estate	2.1
Health Care Equipment & Services	2.0
Media	2.0
Software & Services	1.8
Utilities	1.2
Commercial Services & Supplies	0.7
Diversified Financials	0.6
Consumer Services	0.1
Tobacco	0.0 *

Total Common Stocks	94.5
Preferred Stocks	0.6
Registered Investment Company	3.4
U.S. Treasury Bill	1.9
Unrealized Depreciation on Forward Contracts	(0.9)
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

March 31, 2021 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2021

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
28,000,000	Canadian Dollar	BNY	5/3/21	$21,944,692	$22,278,998	$334,306
45,000,000	Canadian Dollar	NTC	9/10/21	35,282,495	35,807,338	524,843
100,000,000	European Union Euro	SSB	4/6/21	117,330,000	117,544,593	214,593
50,000,000	Great Britain Pound Sterling	SSB	6/14/21	68,481,750	69,001,000	519,250
2,220,000,000	Japanese Yen	BNY	6/4/21	20,818,388	20,102,634	(715,754)
3,350,000,000	Japanese Yen	SSB	9/24/21	30,748,614	30,371,800	(376,814)
1,700,000,000	Japanese Yen	JPM	10/4/21	15,407,315	15,414,600	7,285
2,200,000,000	Japanese Yen	JPM	11/19/21	19,951,174	19,963,807	12,633
80,000,000	Swiss Franc	NTC	4/6/21	87,016,362	85,016,121	(2,000,241)

TOTAL				$416,980,790	$415,500,891	$(1,479,899)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
28,000,000	Canadian Dollar	BNY	5/3/21	$(20,012,865)	$(22,278,998)	$(2,266,133)
45,000,000	Canadian Dollar	NTC	9/10/21	(34,250,485)	(35,807,338)	(1,556,853)
24,000,000	Canadian Dollar	NTC	10/7/21	(18,045,113)	(19,097,315)	(1,052,202)
50,000,000	Canadian Dollar	SSB	12/29/21	(38,965,573)	(39,789,394)	(823,821)
23,000,000	Canadian Dollar	NTC	3/18/22	(18,319,249)	(18,304,576)	14,673
4,000,000,000	Chilean Peso	SSB	7/6/21	(4,882,813)	(5,571,690)	(688,877)
6,000,000,000	Chilean Peso	JPM	12/20/21	(8,198,961)	(8,359,416)	(160,455)
8,300,000,000	Chilean Peso	SSB	3/18/22	(11,629,536)	(11,562,925)	66,611
140,000,000	Chinese Yuan	JPM	5/24/21	(19,399,449)	(21,250,629)	(1,851,180)
200,000,000	Chinese Yuan	SSB	5/25/21	(27,763,703)	(30,355,797)	(2,592,094)
145,000,000	Chinese Yuan	SSB	7/6/21	(20,134,694)	(21,937,469)	(1,802,775)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2021

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
275,000,000	Chinese Yuan	SSB	11/30/21	$(40,696,126)	$(41,159,035)	$(462,909)
200,000,000	Chinese Yuan	JPM	1/6/22	(29,998,050)	(29,855,891)	142,159
300,000,000	Chinese Yuan	BNY	1/7/22	(45,435,958)	(44,780,685)	655,273
400,000,000	Chinese Yuan	SSB	1/10/22	(60,829,101)	(59,694,977)	1,134,124
325,000,000	Chinese Yuan	JPM	1/14/22	(49,303,680)	(48,488,521)	815,159
550,000,000	Chinese Yuan	JPM	2/11/22	(83,010,849)	(81,896,194)	1,114,655
100,000,000	European Union Euro	SSB	4/6/21	(110,390,500)	(117,544,593)	(7,154,093)
60,000,000	European Union Euro	BNY	5/3/21	(65,572,200)	(70,566,326)	(4,994,126)
50,000,000	European Union Euro	NTC	5/14/21	(54,662,750)	(58,819,107)	(4,156,357)
75,000,000	European Union Euro	BNY	5/17/21	(82,074,750)	(88,234,321)	(6,159,571)
75,000,000	European Union Euro	BNY	6/14/21	(85,478,250)	(88,288,040)	(2,809,790)
75,000,000	European Union Euro	SSB	11/12/21	(89,366,100)	(88,595,169)	770,931
250,000,000	European Union Euro	SSB	11/22/21	(299,028,750)	(295,393,433)	3,635,317
100,000,000	European Union Euro	NTC	11/29/21	(119,361,400)	(118,178,720)	1,182,680
65,000,000	European Union Euro	SSB	11/29/21	(77,613,575)	(76,816,168)	797,407
50,000,000	European Union Euro	SSB	12/1/21	(60,075,000)	(59,092,410)	982,590
100,000,000	European Union Euro	SSB	4/11/22	(118,364,200)	(118,587,547)	(223,347)
50,000,000	Great Britain Pound Sterling	SSB	6/14/21	(63,634,600)	(69,001,000)	(5,366,400)
80,000,000	Great Britain Pound Sterling	JPM	7/6/21	(99,234,160)	(110,409,721)	(11,175,561)
75,000,000	Great Britain Pound Sterling	NTC	7/22/21	(94,645,800)	(103,513,417)	(8,867,617)
85,000,000	Great Britain Pound Sterling	NTC	8/2/21	(110,194,850)	(117,318,560)	(7,123,710)
75,000,000	Great Britain Pound Sterling	NTC	9/7/21	(100,580,625)	(103,526,061)	(2,945,436)
68,000,000	Great Britain Pound Sterling	JPM	9/20/21	(87,830,840)	(93,866,800)	(6,035,960)
250,000,000	Hong Kong Dollar	SSB	4/19/21	(32,167,166)	(32,158,397)	8,769
300,000,000	Hong Kong Dollar	NTC	4/23/21	(38,590,669)	(38,590,526)	143
85,000,000	Hong Kong Dollar	NTC	6/4/21	(10,869,287)	(10,935,033)	(65,746)
200,000,000	Hong Kong Dollar	BNY	8/23/21	(25,762,904)	(25,731,143)	31,761
145,000,000	Hong Kong Dollar	BNY	3/18/22	(18,684,751)	(18,653,613)	31,138
2,220,000,000	Japanese Yen	BNY	6/4/21	(20,951,302)	(20,102,633)	848,669
3,350,000,000	Japanese Yen	SSB	9/24/21	(30,601,991)	(30,371,800)	230,191
1,700,000,000	Japanese Yen	JPM	10/4/21	(16,093,958)	(15,414,600)	679,358
3,000,000,000	Japanese Yen	JPM	11/19/21	(28,240,610)	(27,223,373)	1,017,237
3,000,000,000	Japanese Yen	JPM	2/10/22	(28,304,610)	(27,261,596)	1,043,014
3,500,000,000	Japanese Yen	JPM	3/3/22	(33,325,938)	(31,816,498)	1,509,440
3,000,000,000	Japanese Yen	BNY	3/23/22	(28,865,583)	(27,280,517)	1,585,066
210,000,000	Mexican Peso	BNY	5/3/21	(8,191,446)	(10,226,523)	(2,035,077)
100,000,000	Mexican Peso	JPM	5/21/21	(3,982,477)	(4,859,920)	(877,443)
216,000,000	Mexican Peso	BNY	3/18/22	(10,032,420)	(10,122,249)	(89,829)
450,000,000	Mexican Peso	BNY	3/30/22	(20,858,827)	(21,057,214)	(198,387)
110,000,000	Mexican Peso	NTC	4/11/22	(5,143,432)	(5,137,937)	5,495
185,000,000	Philippine Peso	JPM	11/3/21	(3,763,605)	(3,785,547)	(21,942)
53,500,000	Philippine Peso	SSB	3/18/22	(1,076,892)	(1,089,201)	(12,309)
90,000,000	Singapore Dollar	JPM	5/14/21	(63,757,438)	(66,969,027)	(3,211,589)
85,000,000	Singapore Dollar	SSB	6/14/21	(61,260,422)	(63,240,910)	(1,980,488)
55,000,000	Singapore Dollar	JPM	6/25/21	(39,505,818)	(40,919,473)	(1,413,655)
54,000,000	Singapore Dollar	NTC	8/6/21	(39,273,013)	(40,170,297)	(897,284)
70,000,000	Singapore Dollar	JPM	12/20/21	(52,665,237)	(52,049,966)	615,271
53,000,000	Singapore Dollar	SSB	1/6/22	(40,055,897)	(39,407,098)	648,799
14,000,000	Singapore Dollar	SSB	3/14/22	(10,496,326)	(10,407,171)	89,155
25,000,000	Singapore Dollar	NTC	4/11/22	(18,561,209)	(18,581,717)	(20,508)
14,400,000,000	South Korean Won	JPM	5/3/21	(11,881,188)	(12,721,519)	(840,331)
22,000,000,000	South Korean Won	JPM	8/23/21	(18,596,788)	(19,440,939)	(844,151)
60,000,000,000	South Korean Won	SSB	3/14/22	(53,179,703)	(53,041,611)	138,092
120,000,000	Swedish Krona	SSB	4/19/21	(12,050,008)	(13,769,771)	(1,719,763)
160,000,000	Swedish Krona	SSB	8/19/21	(18,482,580)	(18,380,536)	102,044
140,000,000	Swedish Krona	BNY	9/10/21	(16,066,285)	(16,086,115)	(19,830)
120,000,000	Swedish Krona	NTC	2/11/22	(14,318,186)	(13,812,769)	505,417
130,000,000	Swedish Krona	BNY	3/7/22	(15,512,010)	(14,968,152)	543,858
80,000,000	Swiss Franc	NTC	4/6/21	(83,652,695)	(85,016,121)	(1,363,426)
60,000,000	Swiss Franc	NTC	5/3/21	(62,278,134)	(63,808,634)	(1,530,500)
130,000,000	Swiss Franc	BNY	11/29/21	(143,948,621)	(139,095,484)	4,853,137
130,000,000	Swiss Franc	SSB	12/1/21	(144,696,860)	(139,104,316)	5,592,544
100,000,000	Swiss Franc	JPM	12/27/21	(114,213,923)	(107,091,720)	7,122,203
20,000,000	Swiss Franc	JPM	1/14/22	(22,890,733)	(21,430,601)	1,460,132
50,000,000	Swiss Franc	NTC	4/11/22	(53,637,134)	(53,725,070)	(87,936)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2021

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
450,000,000	Thai Baht	JPM	4/23/21	$(13,748,854)	$(14,398,587)	$(649,733)
420,000,000	Thai Baht	BNY	6/25/21	(13,470,173)	(13,435,880)	34,293
400,000,000	Thai Baht	JPM	6/28/21	(12,960,923)	(12,795,974)	164,949
200,000,000	Thai Baht	BNY	9/10/21	(6,331,117)	(6,395,871)	(64,754)
240,000,000	Thai Baht	NTC	1/6/22	(7,974,614)	(7,671,776)	302,838

TOTAL				$(3,779,958,312)	$(3,837,697,668)	$(57,739,356)

Unrealized Depreciation on Forward Contracts (Net)						$(59,219,255)

* See Note 2 in Notes to Financial Statements.

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2021 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/21

Average Annual Total Returns – For Periods Ended March 31, 2021

	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	40.87%	44.57%
5 Years	6.36	8.85
10 Years	5.00	5.52
Since Inception (10/26/09)	5.73	5.86
Total Annual Fund Operating Expense Ratio as of 3/31/20, as disclosed in the Fund’s most recent prospectus: 1.39% (gross), 1.39% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/21: 1.38% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2022, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2021

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2021

Shares		Value*

COMMON STOCKS—94.4%

	Canada—0.8%
3,500	E-L Financial Corp., Ltd.	$2,575,884
	Miscellaneous Security(a)	1,242,599

		3,818,483

	China—6.4%
1,232,000	A-Living Smart City Services Co., Ltd.	5,467,139
47,405	Alibaba Group Holding, Ltd., Sponsored ADR(b)	10,748,136
42,585	Baidu Inc., Sponsored ADR(b)	9,264,367
4,580,000	Dali Foods Group Co., Ltd.	2,603,863
578,670	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	1,704,490
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	510,684
	Miscellaneous Security(a)	885,659

		31,184,338

	France—16.6%
18,974	Alten SA(b)	2,232,244
1,410,755	Bollore SA	6,827,892
32,355	Cie Generale des Etablissements Michelin	4,854,125
455,670	CNP Assurances(b)	8,681,248
163,060	Rubis SCA	7,742,434
128,602	Safran SA(b)	17,540,485
382,960	SCOR SE(b)	13,097,703
517,117	Tarkett SA(b)	8,271,717
250,808	Total SA	11,724,661

		80,972,509

	Germany—8.9%
200,055	BASF SE	16,656,230
226,525	Fresenius SE & Co., KGaA	10,111,599
52,550	Henkel AG & Co., KGaA	5,215,802
89,671	Krones AG	7,293,011
13,543	Muenchener Rueckversicherungs AG	4,179,827

		43,456,469

	Hong Kong—1.8%
621,500	CK Hutchison Holdings, Ltd.	4,952,366
4,870,000	Emperor Entertainment Hotel, Ltd.	663,995
734,000	Hang Lung Group, Ltd.	1,858,025
64,228	Kingboard Holdings Ltd.	346,980
109,796	Miramar Hotel & Investment	205,908
1,580,000	Tai Cheung Holdings, Ltd.	1,008,020

		9,035,294

	Italy—0.3%
66,455	SOL SpA	1,308,251

	Japan—4.0%
166,700	ADEKA Corp.	3,276,673
445,200	Astellas Pharma, Inc.	6,857,289
111,200	Fuji Seal International, Inc.	2,489,672
6,000	Fukuda Denshi Company, Ltd.	456,652
20,600	Kamigumi Co., Ltd.	390,934
88,700	Konishi Co., Ltd.	1,440,873
216,400	Kuraray Co., Ltd.	2,473,423

Shares		Value*

	Japan (continued)
33,045	Okamoto Industries, Inc.	$1,257,504
67,300	Shizuoka Gas Co., Ltd.	606,005

		19,249,025

	Mexico—2.2%
120,800	Coca-Cola FEMSA SA de CV, Sponsored ADR	5,580,960
108,402	Industrias Bachoco SAB de CV, Class B	360,325
1,372,629	Megacable Holdings SAB de CV	4,907,398

		10,848,683

	Netherlands—2.1%
37,400	Heineken NV	3,851,444
71,375	Heineken Holding NV	6,367,026

		10,218,470

	Philippines—0.3%
6,997,100	Alliance Global Group, Inc.	1,533,848

	Singapore—3.9%
467,100	DBS Group Holdings, Ltd.	10,008,789
461,100	United Overseas Bank, Ltd.	8,864,404

		18,873,193

	South Korea—2.8%
132,823	Hankook & Co., Ltd.	2,171,173
17,345	Hyundai Mobis Co., Ltd.	4,475,140
37,361	Kangnam Jevisco Co., Ltd.	1,001,905
60,800	LG Corp.	4,856,479
13,800	Samchully Co., Ltd.	955,971

		13,460,668

	Sweden—2.4%
38,380	Autoliv, Inc. (b)	3,561,664
323,568	Trelleborg AB, Class B (b)	8,241,122

		11,802,786

	Switzerland—11.9%
967	Conzzeta AG, Registered	1,202,136
135,665	Nestlé SA, Registered	15,184,563
115,594	Novartis AG, Registered	9,920,339
5,015	Phoenix Mecano AG	2,440,493
45,290	Roche Holding AG	14,698,858
25,789	TX Group AG	2,074,300
28,434	Zurich Insurance Group AG	12,187,511

		57,708,200

	Thailand—1.0%
1,220,100	Bangkok Bank Public Co., Ltd., NVDR	4,919,443

	United Kingdom—19.5%
830,013	Babcock International Group plc(b)	2,617,856
1,165,123	BAE Systems plc	8,117,977
1,502,960	CNH Industrial NV(b)	23,308,029
352,603	Diageo plc	14,543,510
618,690	GlaxoSmithKline plc	10,994,453
1,075,730	Inchcape plc(b)	11,175,911
1,504,280	Johnson Service Group plc(b)	3,088,277
744,541	Lookers plc(b)	544,439
1,292,153	Standard Chartered plc(b)	8,905,004

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2021

Shares		Value*

	United Kingdom (continued)
179,337	Unilever plc	$10,028,664
2,741,248	Vertu Motors plc(b)	1,531,750

		94,855,870

	United States—9.5%
7,345	AutoZone Inc.(b)	10,314,584
41,700	Berkshire Hathaway Inc., Class B(b)	10,653,099
212,500	Cisco Systems, Inc.	10,988,375
78,600	Johnson & Johnson	12,917,910
14,700	Phillips 66	1,198,638

		46,072,606

TOTAL COMMON STOCKS (Cost $357,729,192)		459,318,136

PREFERRED STOCKS—0.8%

	Chile—0.5%
940,000	Embotelladora Andina SA, Class A	2,241,398

	Germany—0.3%
29,000	Jungheinrich AG	1,397,432
648	KSB AG	223,147

		1,620,579

TOTAL PREFERRED STOCKS (Cost $3,455,379)		3,861,977

Shares		Value*

REGISTERED INVESTMENT COMPANY—4.7%
22,690,560	Dreyfus Government Securities Cash Management—Institutional Shares 0.01% (c) (Cost $22,690,560)	$22,690,560

INVESTMENTS IN SECURITIES (Cost $383,875,131)	99.9%	485,870,673

OTHER ASSETS AND LIABILITIES (Net)	0.1	467,098

NET ASSETS	100.0%	$486,337,771

*	See Note 2 in Notes to Financial Statements.
(a)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $2,128,258 represents 0.4% of the net assets of the Fund.
(b)	Non-income producing security.
(c)	Rate disclosed is the 7-day yield at March 31, 2021.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non Voting Depository Receipt

Sector Diversification

March 31, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Capital Goods	17.9%
Pharmaceuticals, Biotechnology & Life Sciences	11.4
Insurance	10.5
Retailing	7.1
Banks	6.7
Beverage	6.2
Materials	6.2
Food	4.0
Household & Personal Products	3.1
Media	2.8
Technology Hardware & Equipment	2.8
Energy	2.7
Automobiles & Components	2.7
Software & Services	2.4
Health Care Equipment & Services	2.2
Utilities	1.9
Real Estate	1.9
Commercial Services & Supplies	1.2
Diversified Financials	0.4
Consumer Services	0.2
Transportation	0.1

Total Common Stocks	94.4
Preferred Stocks	0.8
Registered Investment Company	4.7
Other Assets and Liabilities (Net)	0.1

Net Assets	100.0%

Portfolio Composition

March 31, 2021 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2021 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/21

Average Annual Total Returns – For Periods Ended March 31, 2021

	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	35.58%	51.26%	51.26%
5 Years	8.27	14.07	14.07
10 Years	6.92	11.19	11.19
Since Inception (12/8/93)	8.03	8.23	8.97
Total Annual Fund Operating Expense Ratio as of 3/31/20, as disclosed in Fund’s most recent prospectus: 1.39% (gross), 1.37% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/21: 1.41% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2022, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The index is generally considered representative of U.S. large capitalization stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities).

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2021

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University

Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2021

Shares		Value*

COMMON STOCKS—95.2%

	Canada—0.3%
	Miscellaneous Security(a)	$1,122,855

	China—5.4%
957,750	A-Living Smart City Services Co., Ltd.	4,250,124
40,055	Alibaba Group Holding, Ltd., Sponsored ADR(b)	9,081,670
28,960	Baidu Inc., Sponsored ADR(b)	6,300,248
3,283,500	Dali Foods Group Co., Ltd.	1,866,765
419,200	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	1,234,766
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	494,152

		23,227,725

	France—11.1%
1,066,200	Bollore SA	5,160,286
341,035	CNP Assurances(b)	6,497,267
137,480	Rubis SCA	6,527,842
66,120	Safran SA(b)	9,018,342
235,186	SCOR SE (b)	8,043,650
74,815	Tarkett SA(b)	1,196,728
236,380	Total SA	11,050,188

		47,494,303

	Germany—6.3%
70,927	BASF SE	5,905,258
195,680	Fresenius SE & Co., KGaA	8,734,743
84,400	Henkel AG & Co., KGaA	8,377,045
47,578	Krones AG	3,869,555

		26,886,601

	Hong Kong—0.9%
476,000	CK Hutchison Holdings, Ltd.	3,792,963

	Japan—1.9%
265,300	Astellas Pharma, Inc.	4,086,340
41,700	Fuji Seal International, Inc.	933,627
191,400	Kuraray Co., Ltd.	2,187,676
28,005	Okamoto Industries, Inc.	1,065,711

		8,273,354

	Mexico—1.5%
89,265	Coca-Cola FEMSA SA de CV, Sponsored ADR(c)	4,124,043
605,825	Megacable Holdings SAB de CV	2,165,934

		6,289,977

	Netherlands—3.0%
142,930	Heineken Holding NV	12,750,109

	Philippines—0.3%
6,542,900	Alliance Global Group, Inc.	1,434,282

	Singapore—2.5%
550,917	United Overseas Bank, Ltd.	10,591,088

	South Korea—1.1%
56,800	LG Corp.	4,536,974

Shares		Value*

	Sweden—2.6%
33,021	Autoliv, Inc.(b)	$3,064,349
324,795	Trelleborg AB, Class B(b)	8,272,374

		11,336,723

	Switzerland—9.5%
907	Conzzeta AG, Registered	1,127,546
118,780	Nestlé SA, Registered, Sponsored ADR	13,245,158
89,704	Novartis AG, Registered	7,698,446
43,530	Roche Holding AG	14,127,651
9,737	Zurich Insurance Group AG	4,173,517

		40,372,318

	United Kingdom—13.4%
427,850	Babcock International Group plc(b)	1,349,436
610,810	BAE Systems plc	4,255,809
929,315	CNH Industrial NV(b)	14,411,895
78,715	Diageo plc, Sponsored ADR	12,925,790
343,309	GlaxoSmithKline plc	6,100,785
282,425	Inchcape plc(b)	2,934,153
723,592	Johnson Service Group plc(b)	1,485,530
351,165	Standard Chartered plc	2,420,089
205,900	Unilever plc, Sponsored ADR	11,495,397

		57,378,884

	United States—35.4%
46,230	3M Co.	8,907,596
6,150	Alphabet Inc., Class A(b)	12,684,498
5,490	Alphabet Inc., Class C(b)	11,356,779
8,745	AutoZone Inc.(b)	12,280,604
76,760	Bank of America Corp.	2,969,844
148,500	Bank of New York Mellon Corp./The	7,022,565
80	Berkshire Hathaway Inc., Class A(b)	30,856,160
15,785	Carlisle Cos, Inc.	2,597,895
94,100	Cisco Systems, Inc.	4,865,911
140,841	Comcast Corp., Class A	7,620,907
12,989	Concentrix Corp. (b)	1,944,713
107,535	Enterprise Products Partners LP	2,367,921
125,210	Fox Corp., Class B	4,373,585
37,720	Intel Corp.	2,414,080
100,063	Johnson & Johnson	16,445,354
36,548	National Western Life Insurance Co., Class A	9,100,452
50,625	Truist Financial Corp.	2,952,450
263,163	Wells Fargo & Co.	10,281,778

		151,043,092

TOTAL COMMON STOCKS (Cost $208,993,243)		406,531,248

PREFERRED STOCK—0.3%

	Chile—0.3%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	1,173,157

REGISTERED INVESTMENT COMPANY—2.3%
9,799,409	Dreyfus Government Securities Cash Management—Institutional Shares 0.01%(d) (Cost $9,799,409)	9,799,409

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2021

Face Value		Value*

U.S. TREASURY BILL—2.3%
$10,000,000	0.086%(e), due 06/03/2021(c) (Cost $9,998,513)	$9,999,694

INVESTMENTS IN SECURITIES (Cost $229,709,541)	100.1%	427,503,508

UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.9)	(4,022,020)

OTHER ASSETS AND LIABILITIES (Net)	0.8	3,464,913

NET ASSETS	100.0%	$426,946,401

*	See Note 2 in Notes to Financial Statements.
(a)	Represents an issuer where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,122,855 represents 0.3% of the net assets of the Fund.
(b)	Non-income producing security.
(c)	This position has been segregated to cover certain open forward contracts. At March 31, 2021, liquid assets totaling $14,123,737 have been segregated to cover such open forward contracts.
(d)	Rate disclosed is the 7-day yield at March 31, 2021.
(e)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

Sector Diversification

March 31, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Capital Goods	15.3%
Insurance	13.7
Pharmaceuticals, Biotechnology & Life Sciences	11.4
Software & Services	7.6
Beverage	7.0
Banks	6.8
Food	6.5
Retailing	5.7
Media	4.5
Energy	3.1
Materials	2.4
Health Care Equipment & Services	2.0
Household & Personal Products	2.0
Diversified Financials	1.6
Utilities	1.5
Technology Hardware & Equipment	1.1
Real Estate	1.0
Automobiles & Components	0.7
Commercial Services & Supplies	0.7
Semiconductors & Semiconductor Equipment	0.6

Total Common Stocks	95.2
Preferred Stocks	0.3
Registered Investment Company	2.3
U.S. Treasury Bill	2.3
Unrealized Depreciation on Forward Contracts	(0.9)
Other Assets and Liabilities (Net)	0.8

Net Assets	100.0%

Portfolio Composition

March 31, 2021 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2021

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
3,000,000	Great Britain Pound Sterling	JPM	7/6/21	$ 4,109,538	$ 4,140,365	$ 30,827
9,500,000	Hong Kong Dollar	SSB	4/19/21	1,223,600	1,222,019	(1,581)
210,000,000	Japanese Yen	JPM	11/19/21	2,013,902	1,905,636	(108,266)
5,000,000	Swiss Franc	NTC	5/3/21	5,663,605	5,317,387	(346,218)

TOTAL				$ 13,010,645	$ 12,585,407	$ (425,238)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
1,400,000	Canadian Dollar	SSB	1/4/22	$ (1,096,831)	$ (1,114,110)	$ (17,279)
786,000,000	Chilean Peso	SSB	7/22/21	(999,364)	(1,094,898)	(95,534)
8,000,000	Chinese Yuan	JPM	5/4/21	(1,118,060)	(1,216,120)	(98,060)
14,150,000	Chinese Yuan	SSB	5/25/21	(1,964,282)	(2,147,673)	(183,391)
9,000,000	Chinese Yuan	BNY	8/23/21	(1,273,327)	(1,356,716)	(83,389)
26,650,000	Chinese Yuan	JPM	1/6/22	(3,997,240)	(3,978,297)	18,943
45,000,000	Chinese Yuan	BNY	1/7/22	(6,815,394)	(6,717,103)	98,291
20,000,000	Chinese Yuan	SSB	1/10/22	(3,041,455)	(2,984,749)	56,706
22,500,000	Chinese Yuan	JPM	2/11/22	(3,395,898)	(3,350,299)	45,599
10,000,000	Chinese Yuan	BNY	3/18/22	(1,502,600)	(1,485,372)	17,228
7,000,000	European Union Euro	BNY	5/3/21	(7,650,090)	(8,232,738)	(582,648)
16,000,000	European Union Euro	BNY	5/10/21	(17,520,320)	(18,820,504)	(1,300,184)
7,000,000	European Union Euro	BNY	6/14/21	(7,977,970)	(8,240,217)	(262,247)
3,500,000	European Union Euro	NTC	10/15/21	(4,148,536)	(4,131,457)	17,079
7,000,000	European Union Euro	NTC	3/30/22	(8,376,200)	(8,298,414)	77,786
12,000,000	Great Britain Pound Sterling	JPM	7/6/21	(14,885,124)	(16,561,458)	(1,676,334)
4,000,000	Great Britain Pound Sterling	NTC	7/22/21	(5,047,776)	(5,520,715)	(472,939)
3,000,000	Great Britain Pound Sterling	BNY	9/2/21	(3,968,850)	(4,140,989)	(172,139)
7,000,000	Great Britain Pound Sterling	SSB	1/6/22	(9,542,288)	(9,667,494)	(125,206)
15,000,000	Hong Kong Dollar	SSB	4/19/21	(1,930,030)	(1,929,504)	526
10,000,000	Hong Kong Dollar	NTC	6/4/21	(1,278,740)	(1,286,474)	(7,734)
14,000,000	Hong Kong Dollar	BNY	8/23/21	(1,803,403)	(1,801,180)	2,223
350,000,000	Japanese Yen	JPM	11/19/21	(3,294,738)	(3,176,060)	118,678
160,000,000	Japanese Yen	SSB	12/27/21	(1,512,859)	(1,452,846)	60,013
310,000,000	Japanese Yen	JPM	2/10/22	(2,924,810)	(2,817,032)	107,778
45,000,000	Mexican Peso	JPM	5/21/21	(1,792,115)	(2,186,964)	(394,849)
22,000,000	Mexican Peso	BNY	3/18/22	(1,021,821)	(1,030,970)	(9,149)
50,000,000	Philippine Peso	JPM	11/3/21	(1,017,191)	(1,023,121)	(5,930)
20,000,000	Philippine Peso	SSB	3/18/22	(402,576)	(407,178)	(4,602)
1,800,000	Singapore Dollar	SSB	9/2/21	(1,318,556)	(1,338,896)	(20,340)
10,000,000	Singapore Dollar	SSB	1/6/22	(7,557,716)	(7,435,301)	122,415
1,700,000	Singapore Dollar	NTC	3/18/22	(1,266,908)	(1,263,712)	3,196
4,900,000,000	South Korean Won	JPM	3/4/22	(4,380,867)	(4,331,647)	49,220
34,500,000	Swedish Krona	NTC	8/6/21	(3,952,750)	(3,962,845)	(10,095)
12,500,000	Swedish Krona	NTC	2/11/22	(1,491,478)	(1,438,830)	52,648
9,000,000	Swedish Krona	NTC	3/18/22	(1,067,806)	(1,036,394)	31,412
5,000,000	Swiss Franc	NTC	5/3/21	(5,189,845)	(5,317,386)	(127,541)
3,000,000	Swiss Franc	BNY	11/22/21	(3,328,895)	(3,209,182)	119,713
8,000,000	Swiss Franc	JPM	12/1/21	(8,901,400)	(8,560,266)	341,134
10,000,000	Swiss Franc	JPM	12/27/21	(11,421,392)	(10,709,172)	712,220

TOTAL				$ (171,177,501)	$ (174,774,283)	$ (3,596,782)

Unrealized Depreciation on Forward Contracts (Net)						$ (4,022,020)

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2021 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$) and MSCI World High Dividend Yield Index (in US$)

9/5/07 through 3/31/21

Average Annual Total Returns – For Periods Ended March 31, 2021

	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)	MSCI World High Dividend Yield Index (in US$)
1 Year	33.80%	54.03%	35.69%
5 Years	7.86	13.36	8.49
10 Years	5.64	9.88	7.58
Since Inception (9/5/07)	4.39	6.58	4.37
Total Annual Fund Operating Expense Ratio as of 3/31/20, as disclosed in Fund’s most recent prospectus: 1.44% (gross), 1.38% (net).†
Total Annual Fund Operating Expense Ratios as of 3/31/21: 1.47% (gross), 1.39% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2022, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2021

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$) and the MSCI World High Dividend Yield Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2021

Shares		Value*

COMMON STOCKS—95.0%

	China—0.5%
941,000	Dali Foods Group Co., Ltd.	$534,986

	France—15.4%
15,442	Cie Generale des Etablissements Michelin	2,316,718
169,500	CNP Assurances(a)	3,229,248
141,765	Orange SA	1,750,305
45,820	Rubis SCA	2,175,631
26,555	Safran SA(a)	3,621,931
101,170	SCOR SE(a)	3,460,138
44,294	Tarkett SA(a)	708,519

		17,262,490

	Germany—8.8%
59,640	BASF SE	4,965,522
5,660	Muenchener Rueckversicherungs AG	1,746,867
16,540	Siemens AG	2,721,525
12,442	Siemens Energy AG(a)	447,613

		9,881,527

	Hong Kong—4.6%
177,500	CK Hutchison Holdings, Ltd.	1,414,393
407,000	Hang Lung Group, Ltd.	1,030,267
40,300	Jardine Matheson Holdings, Ltd.	2,635,217

		5,079,877

	Japan—3.0%
106,700	Astellas Pharma, Inc.	1,643,470
45,315	Inaba Denki Sangyo Co., Ltd.	1,094,121
56,600	Kuraray Co., Ltd.	646,930

		3,384,521

	Mexico—2.2%
52,445	Coca-Cola FEMSA SA de CV, Sponsored ADR	2,422,959

	Singapore—6.4%
165,000	DBS Group Holdings, Ltd.	3,535,539
185,100	United Overseas Bank, Ltd.	3,558,450

		7,093,989

	Sweden—3.4%
10,925	Autoliv, Inc.(a)	1,013,840
109,875	Trelleborg AB, Class B (a)	2,798,464

		3,812,304

	Switzerland—13.8%
46,115	Nestlé SA, Registered	5,161,509
32,227	Novartis AG, Registered	2,765,738
12,905	Roche Holding AG	4,188,315
7,692	Zurich Insurance Group AG	3,296,980

		15,412,542

Shares		Value*

	Thailand—1.0%
268,800	Bangkok Bank Public Co., Ltd., NVDR	$1,083,802

	United Kingdom—14.5%
398,230	BAE Systems plc	2,774,662
135,075	Diageo plc	5,571,321
171,070	GlaxoSmithKline plc	3,040,006
228,905	Inchcape plc(a)	2,378,126
44,585	Unilever plc	2,493,228

		16,257,343

	United States—21.4%
17,120	3M Co.	3,298,682
11,680	AbbVie Inc.	1,264,010
41,145	Bank of America Corp.	1,591,900
9,625	Carlisle Cos, Inc.	1,584,083
49,471	Cisco Systems, Inc.	2,558,145
28,760	Enterprise Products Partners LP	633,295
22,120	Intel Corp.	1,415,680
16,810	Johnson & Johnson	2,762,723
12,795	Progressive Corp./The	1,223,330
30,645	Truist Financial Corp.	1,787,216
30,030	US Bancorp	1,660,959
71,216	Verizon Communications, Inc.	4,141,210

		23,921,233

TOTAL COMMON STOCKS (Cost $69,805,377)		106,147,573

REGISTERED INVESTMENT COMPANY—4.4%
4,951,953	Dreyfus Government Securities Cash Management—Institutional Shares 0.01% (b) (Cost $4,951,953)	4,951,953

INVESTMENTS IN SECURITIES (Cost $74,757,330)	99.4%	111,099,526

OTHER ASSETS AND LIABILITIES (Net)	0.6	700,263

NET ASSETS	100.0%	$111,799,789

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2021.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

March 31, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:

Capital Goods	20.3%
Pharmaceuticals, Biotechnology & Life Sciences	14.0
Banks	11.8
Insurance	11.6
Beverage	7.2
Telecommunication Services	5.3
Food	5.1
Materials	5.0
Automobiles & Components	3.0
Technology Hardware & Equipment	2.3
Household & Personal Products	2.2
Retailing	2.1
Utilities	1.9
Semiconductors & Semiconductor Equipment	1.3
Energy	1.0
Real Estate	0.9

Total Common Stocks	95.0
Registered Investment Company	4.4
Other Assets and Liabilities (Net)	0.6

Net Assets	100.0%

Portfolio Composition

March 31, 2021 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2021

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,694,035,005	$383,875,131	$229,709,541	$74,757,330

Investments in securities of unaffiliated issuers, at value (Note 2)	$6,410,993,637	$485,870,673	$427,503,508	$111,099,526
Investments in affiliated issuers, at value (Note 4)	33,178,052	—	—	—
Cash segregated as collateral	1,830,000	—	—	—
Dividends and interest receivable	12,754,475	1,073,884	665,605	235,994
Receivable for investment securities sold	14,217,389	—	2,144,905	—
Recoverable foreign withholding taxes	18,661,639	1,415,254	1,144,667	770,092
Receivable for Fund shares sold	4,373,212	1,009,741	32,263	666
Unrealized appreciation of forward exchange contracts (Note 2)	42,087,502	—	2,083,635	—
Prepaid expense	62,007	4,170	3,838	320

Total Assets	$6,538,157,913	$489,373,722	$433,578,421	$112,106,598

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$101,306,757	$—	$6,105,655	$—
Payable for Fund shares redeemed	7,202,955	2,676	124,259	187,222
Payable for investment securities purchased	4,046,685	2,578,688	—	—
Investment advisory fee payable (Note 3)	4,240,312	331,000	288,946	75,690
Shareholder servicing and administration fees payable (Note 3)	102,146	6,826	5,977	1,857
Directors fees payable	248	—	143	150
Due to custodian	785	16	100	5
Accrued expenses and other payables	1,812,173	116,745	106,940	41,885

Total Liabilities	118,712,061	3,035,951	6,632,020	306,809

NET ASSETS	$6,419,445,852	$486,337,771	$426,946,401	$111,799,789

NET ASSETS consist of
Paid-in capital	3,401,712,205	400,455,154	208,748,457	70,881,717
Total distributable earnings	3,017,733,647	85,882,617	218,197,944	40,918,072

Total Net Assets	$6,419,445,852	$486,337,771	$426,946,401	$111,799,789

CAPITAL STOCK (common stock outstanding)	218,285,777	29,834,655	20,946,980	14,414,169

NET ASSET VALUE offering and redemption price per share	$29.41	$16.30	$20.38	$7.76

(a)

Includes investments in securities of affiliated issuers, at cost for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $19,716,389, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2021

	Global Value Fund	Global Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$155,148,797	$9,224,853	$8,141,955	$3,764,243
Less foreign withholding taxes	(20,914,973)	(834,278)	(642,709)	(222,368)
Interest	498,033	—	40,093	—

Total Investment Income	134,731,857	8,390,575	7,539,339	3,541,875

EXPENSES
Investment advisory fee (Note 3)	76,303,075	5,152,696	4,791,505	1,387,925
Transfer agent fees (Note 3)	2,703,764	77,791	181,753	66,918
Fund administration and accounting fees (Note 3)	1,489,573	102,427	95,518	29,660
Custodian fees (Note 3)	1,149,833	84,723	55,590	20,747
Legal and audit fees	870,961	61,024	62,252	25,258
Directors’ fees and expenses (Note 3)	761,564	46,075	46,014	14,401
Shareholder servicing and administration fees (Note 3)	415,085	26,127	24,882	7,610
Other	792,089	112,003	91,197	57,242

Total expenses before waivers	84,485,944	5,662,866	5,348,711	1,609,761

Investment advisory fees waived (Note 3)	(626,326)	(13,022)	(78,439)	(83,154)

Net Expenses	83,859,618	5,649,844	5,270,272	1,526,607

NET INVESTMENT INCOME	50,872,239	2,740,731	2,269,067	2,015,268

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	484,065,703	(16,189,703)	30,320,288	9,301,173
Forward exchange contracts	(25,285,375)	—	(1,572,024)	—
Foreign currencies and net other assets	(86,391)	10,596	(45,469)	10,316

Net realized gain (loss)	458,693,937	(16,179,107)	28,702,795	9,311,489

Net unrealized appreciation (depreciation) of:
Securities(b)	1,481,428,479	153,419,058	93,110,124	20,811,059
Forward exchange contracts	(167,335,411)	—	(6,988,873)	—
Foreign currencies and net other assets	614,818	53,869	46,499	28,335

Net change in unrealized appreciation (depreciation)	1,314,707,886	153,472,927	86,167,750	20,839,394

NET REALIZED AND UNREALIZED GAIN	1,773,401,823	137,293,820	114,870,545	30,150,883

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,824,274,062	$140,034,551	$117,139,612	$32,166,151

(a)	Dividend income and net realized gain on securities from affiliated issuers for Global Value Fund were $1,469,469 and $3,896,713, respectively (Note 4).
(b)	Net unrealized appreciation from affiliated issuers for Global Value Fund was $45,087,634 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020
INVESTMENT ACTIVITIES:

Net investment income	$50,872,239	$119,587,391	$2,740,731	$6,895,584

Net realized gain (loss)	458,693,937	13,330,282	(16,179,107)	11,208,388

Net change in unrealized appreciation (depreciation)	1,314,707,886	(1,385,704,204)	153,472,927	(119,572,659)

Net increase (decrease) in net assets resulting from operations	1,824,274,062	(1,252,786,531)	140,034,551	(101,468,687)

DISTRIBUTIONS:

Distributions to shareholders	(57,684,545)	(150,740,578)	(4,397,957)	(10,986,614)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(1,338,105,300)	(1,103,242,882)	(24,131,172)	(10,160)

Redemption fees	—	31,818	—	—

Net increase (decrease) in net assets	428,484,217	(2,506,738,173)	111,505,422	(112,465,461)

NET ASSETS:

Beginning of year	5,990,961,635	8,497,699,808	374,832,349	487,297,810

End of year	$6,419,445,852	$5,990,961,635	$486,337,771	$374,832,349

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020
INVESTMENT ACTIVITIES:

Net investment income	$2,269,067	$4,031,923	$2,015,268	$3,279,340

Net realized gain	28,702,795	22,268,089	9,311,489	12,908,213

Net change in unrealized appreciation (depreciation)	86,167,750	(98,301,907)	20,839,394	(37,108,568)

Net increase (decrease) in net assets resulting from operations	117,139,612	(72,001,895)	32,166,151	(20,921,015)

DISTRIBUTIONS:

Distributions to shareholders	(8,120,489)	(23,388,369)	(8,854,431)	(16,244,194)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(20,343,025)	(19,614,141)	(21,185,529)	(28,768,977)

Net increase (decrease) in net assets	88,676,098	(115,004,405)	2,126,191	(65,934,186)

NET ASSETS:

Beginning of year	338,270,303	453,274,708	109,673,598	175,607,784

End of year	$426,946,401	$338,270,303	$111,799,789	$109,673,598

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
Net asset value, beginning of year	$21.99		$26.91		$27.89	$26.74	$23.89

Income from investment operations:
Net investment income	0.23		0.43		0.45	0.25	0.32
Net realized and unrealized gain (loss) on investments	7.45		(4.82)		0.25	1.31	3.32

Total from investment operations	7.68		(4.39)		0.70	1.56	3.64

Distributions:
Dividends from net investment income	(0.26)		(0.45)		(0.39)	(0.31)	(0.29)
Distributions from net realized gains	—		(0.08)		(1.29)	(0.10)	(0.50)

Total distributions	(0.26)		(0.53)		(1.68)	(0.41)	(0.79)

Redemption fees	—		0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$29.41		$21.99		$26.91	$27.89	$26.74

Total return(b)	34.89	%(c)	(16.66	)%(c)	3.11%	5.82%	15.49%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,419,446		$5,990,962		$8,497,700	$9,672,272	$9,579,670
Ratio of operating expenses to average net assets	1.37%		1.36%		1.36%	1.36%	1.38%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.38%		1.36%		1.36%	1.36%	1.38%
Ratio of net investment income to average net assets	0.83%		1.50%		1.53%	0.91%	1.25%
Portfolio turnover rate	11%		9%		6%	5%	3%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
Net asset value, beginning of year	$11.66		$15.10		$15.61	$14.10	$12.88

Income from investment operations:
Net investment income	0.09		0.21		0.22	0.14	0.21
Net realized and unrealized gain (loss) on investments	4.69		(3.31)		(0.54)	1.56	1.21

Total from investment operations	4.78		(3.10)		(0.32)	1.70	1.42

Distributions:
Dividends from net investment income	(0.10)		(0.23)		(0.19)	(0.19)	(0.20)
Distributions from net realized gains	(0.04)		(0.11)		—	—	—

Total distributions	(0.14)		(0.34)		(0.19)	(0.19)	(0.20)

Redemption fees	—		0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$16.30		$11.66		$15.10	$15.61	$14.10

Total return(b)	40.87	%(c)	(20.94	)%(c)	(1.91)%	12.08%	11.17%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$486,338		$374,832		$487,298	$378,197	$353,618
Ratio of operating expenses to average net assets	1.37%		1.36%		1.35%	1.36%	1.40%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.37%		1.36%		1.35%	1.37%	1.40%
Ratio of net investment income to average net assets	0.66%		1.40%		1.51%	0.93%	1.51%
Portfolio turnover rate	25%		11%		2%	6%	4%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
Net asset value, beginning of year	$15.34	$19.62	$23.20	$21.78	$19.51

Income from investment operations:
Net investment income	0.11	0.19	0.24	0.16	0.20
Net realized and unrealized gain (loss) on investments	5.31	(3.38)	0.54	1.64	2.99

Total from investment operations	5.42	(3.19)	0.78	1.80	3.19

Distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.24)	(0.19)	(0.19)
Distributions from net realized gains	(0.26)	(0.89)	(4.12)	(0.19)	(0.73)

Total distributions	(0.38)	(1.09)	(4.36)	(0.38)	(0.92)

Net asset value, end of year	$20.38	$15.34	$19.62	$23.20	$21.78

Total return(a)	35.58%	(17.47)%	5.41%	8.19%	16.57%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$426,946	$338,270	$453,275	$534,019	$576,732
Ratio of operating expenses to average net assets	1.37%	1.36%	1.36%	1.36%	1.38%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.40%	1.38%	1.37%	1.37%	1.38%
Ratio of net investment income to average net assets	0.59%	0.93%	0.96%	0.61%	0.97%
Portfolio turnover rate	18%	12%	9%	6%	8%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19		Year Ended 3/31/18		Year Ended 3/31/17
Net asset value, beginning of year	$6.30	$8.51	$10.23		$9.47		$8.75

Income from investment operations:
Net investment income	0.14	0.20	0.24		0.17		0.23
Net realized and unrealized gain (loss) on investments	1.94	(1.43)	(0.15)		1.10		0.87

Total from investment operations	2.08	(1.23)	0.09		1.27		1.10

Distributions:
Dividends from net investment income	(0.14)	(0.19)	(0.26)		(0.18)		(0.23)
Distributions from net realized gains	(0.48)	(0.79)	(1.55)		(0.33)		(0.15)

Total distributions	(0.62)	(0.98)	(1.81)		(0.51)		(0.38)

Redemption fees	—	—	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value, end of year	$7.76	$6.30	$8.51		$10.23		$9.47

Total return(b)	33.80%	(17.06)%	2.44	%(c)	13.58	%(c)	13.04%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$111,800	$109,674	$175,608		$266,642		$296,107
Ratio of operating expenses to average net assets	1.37%	1.36%	1.36%		1.36%		1.38%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.45%	1.42%	1.39%		1.37%		1.38%
Ratio of net investment income to average net assets	1.82%	2.20%	2.24%		1.54%		2.43%
Portfolio turnover rate	22%	7%	6%		5%		5%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

Global Value Fund	06/15/93

Global Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser. Investments in open-end mutual funds are valued at net asset value (NAV).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2021. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

Global Value Fund	Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$6,066,128,822	$6,066,128,822	$—	$—
Preferred Stocks	36,898,272	36,898,272	—	—
Registered Investment Company	216,149,942	216,149,942	—	—
U.S. Treasury Bill	124,994,653	—	124,994,653	—

Total Investments in Securities	6,444,171,689	6,319,177,036	124,994,653	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	42,087,502	—	42,087,502	—
Liability
Unrealized depreciation of forward exchange contracts	(101,306,757)	—	(101,306,757)	—

Total	$6,384,952,434	$6,319,177,036	$65,775,398	$—

Global Value Fund II – Currency Unhedged	Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$485,870,673	$485,870,673	$—	$—

Value Fund	Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$406,531,248	$406,531,248	$—	$—
Preferred Stocks	1,173,157	1,173,157	—	—
Registered Investment Company	9,799,409	9,799,409	—	—
U.S. Treasury Bill	9,999,694	—	9,999,694	—

Total Investments in Securities	427,503,508	417,503,814	9,999,694	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	2,083,635	—	2,083,635	—
Liability
Unrealized depreciation of forward exchange contracts	(6,105,655)	—	(6,105,655)	—

Total	$423,481,488	$417,503,814	$5,977,674	$—

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:	$111,099,526	$111,099,526	$—	$—

Notes to Financial Statements

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2021 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Notes to Financial Statements

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to Global Value Fund, Global Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2021, the Investment Adviser earned $76,303,075, $5,152,696, $4,791,505 and $1,387,925 in fees, prior to any waivers and/or reimbursements, from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to Global Value Fund, effective May 22, 2020, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with Global Value Fund will remain in place at least through July 31, 2022. For the period May 22, 2020 through March 31, 2021, the Investment Adviser waived $626,326 in fees from Global Value Fund.

With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2022. For the year ended March 31, 2021, the Investment Adviser waived and/or reimbursed $13,022, $78,439 and $83,154 in fees from Global Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $130,000 annually, in quarterly increments of $32,500, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $26,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

Notes to Financial Statements

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2021, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 10.3% of Global Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 33.7% of Value Fund’s outstanding shares; and three shareholders who collectively owned 26.2% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2021:

Shares Held at 3/31/20	Name of Issuer†	Value at 3/31/20	Purchase Cost	Sales Proceeds	Value at 3/31/21	Shares Held at 3/31/21	Dividend Income 4/1/20 to 3/31/21	Net Realized Gain Loss 4/1/20 to 3/31/21	Change in Net Unrealized Appreciation 4/1/20 to 3/31/21
68,178	Phoenix Mecano AG	$24,098,885	$—	$—	$33,178,052	68,178	$561,454	$—	$9,079,167
4,763,086	SOL SpA*	51,659,234	—	5,633,824	85,930,590	4,365,000	908,015	3,896,713	36,008,467
		$75,758,119	$—	$5,633,824	$119,108,642		$1,469,469	$3,896,713	$45,087,634

*	As of March 31, 2021, Global Value Fund owns less than 5% of the outstanding voting shares and therefore is not considered an affiliate.
†	Issuer countries: Switzerland and Italy, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2021, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$625,166,390	$93,280,872	$65,892,377	$21,794,579
Sales	$1,633,060,672	$96,715,431	$90,358,587	$38,656,757

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Prior to July 29, 2019, redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase were subject to a redemption fee equal to 2% of the redemption proceeds, which was retained by each Funds. Effective July 29, 2019, redemption fees are no longer charged. Changes in shares outstanding were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020

Global Value Fund	Shares	Amount	Shares	Amount
Sold	26,120,514	$661,002,269	38,982,064	$1,040,060,598
Reinvested	1,905,087	51,475,438	4,742,714	131,373,163
Redeemed	(82,160,023)	(2,050,583,007)	(87,142,299)	(2,274,676,643)
Net Decrease	(54,134,422)	$(1,338,105,300)	(43,417,521)	$(1,103,242,882)

Notes to Financial Statements

	Year Ended March 31, 2021		Year Ended March 31, 2020

Global Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	9,923,658	$138,555,658	6,313,847	$87,924,747
Reinvested	230,542	3,481,184	562,601	8,652,806
Redeemed	(12,456,102)	(166,168,014)	(7,003,399)	(96,587,713)
Net Decrease	(2,301,902)	$(24,131,172)	(126,951)	$(10,160)

Value Fund	Shares	Amount	Shares	Amount
Sold	1,228,145	$21,208,718	288,690	$5,524,309
Reinvested	416,787	7,760,578	1,150,845	22,372,418
Redeemed	(2,751,770)	(49,312,321)	(2,487,617)	(47,510,868)
Net Decrease	(1,106,838)	$(20,343,025)	(1,048,082)	$(19,614,141)

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	956,549	$6,795,622	1,624,400	$11,303,369
Reinvested	1,205,081	8,695,565	1,914,700	15,857,554
Redeemed	(5,159,712)	(36,676,716)	(6,756,348)	(55,929,900)
Net Decrease	(2,998,082)	$(21,185,529)	(3,217,248)	$(28,768,977)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2021 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$57,684,545	$3,226,605	$4,145,465	$2,131,591
Long-term capital gain	—	1,171,352	3,975,024	6,722,840
Total Distributions	$57,684,545	$4,397,957	$8,120,489	$8,854,431

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2020 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$135,327,265	$7,496,721	$7,441,326	$3,489,854
Long-term capital gain	15,413,313	3,489,893	15,947,043	12,754,340
Total Distributions	$150,740,578	$10,986,614	$23,388,369	$16,244,194

As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$18,087,792	$766,627	$374,311	$323,930
Undistributed long-term capital gain	261,335,385	—	20,323,789	4,268,691
Unrealized appreciation/ (depreciation)	2,738,310,470	101,433,697	197,499,844	36,331,530
Accumulated capital and other losses	—	(16,317,707)	—	(6,079)
Total	$3,017,733,647	$85,882,617	$218,197,944	$40,918,072

The Funds may have temporary or permanent book/tax differences. Permanent differences are due to tax equalization utilized. Temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, mark-to-market on passive foreign investment companies, wash sale loss deferrals and partnership transactions. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2021, permanent book and tax basis differences resulting primarily from the utilization of

Notes to Financial Statements

equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(35,539,388)	$ —	$(1,102,577)	$(773,726)
Paid-in capital	35,539,388	—	1,102,577	773,726

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2021, Global Value Fund II – Currency Unhedged had a long-term capital loss carryforward of $16,316,845, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of this capital loss carryforward could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2021, Global Value Fund utilized $5,451,614 in capital loss carry forwards.

As of March 31, 2021, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

Global Value Fund	$3,699,692,465
Global Value Fund II – Currency Unhedged	$384,469,129
Value Fund	$230,120,709
Worldwide High Dividend Yield Value Fund	$74,795,042

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2021 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Global Value Fund	$2,842,799,691	$(104,489,221)	$2,738,310,470
Global Value Fund II – Currency Unhedged	125,821,252	(24,387,555)	101,433,697
Value Fund	200,924,369	(3,424,525)	197,499,844
Worldwide High Dividend Yield Value Fund	37,032,887	(701,357)	36,331,530

7. Foreign Securities and Other Risks

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt, increasing the risk of investing in the European financial markets.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching and could affect the value and liquidity of the Funds’ investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has developed into a global pandemic and has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 pandemic has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways, and the duration of this pandemic cannot be determined with certainty. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could have a significant impact on the Funds, including by impacting the Funds’ performance, net asset value, income, and/or operating results or the performance, income, operating results and viability of issuers in which each Fund invests.

Notes to Financial Statements

8. Derivative Instruments

During the year ended March 31, 2021, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2021, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2021:

	Global Value Fund	Value Fund
Average Notional Amount	$(3,242,370,044)	$(144,801,193)
Notional Amount at March 31, 2021	$(3,362,977,522)	$(158,166,856)

The following table presents the value of derivatives held as of March 31, 2021, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$42,087,502	$2,083,635

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$101,306,757	$6,105,655

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2021:

Statement of Operations

Derivative	Location	Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	(25,285,375)	(1,572,024)

Derivative	Location	Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	(167,335,411)	(6,988,873)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of March 31, 2021:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received		Derivative Assets – Net(b)
Global Value Fund
BNY	$8,917,501	$8,917,501	$ —		$ —
JPM	15,703,495	15,703,495	—		—
NTC	2,536,089	2,536,089	—		—
SSB	14,930,417	14,930,417	—		—
Total	$42,087,502	$42,087,502	$ —		$ —

Value Fund
BNY	$237,455	$237,455	$ —		$ —
JPM	1,424,399	1,424,399	—	*	—
NTC	182,121	182,121	—		—
SSB	239,660	239,660	—		—
Total	$2,083,635	$2,083,635	$ —		$ —

*	Additional collateral of $40,000 received.

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of March 31, 2021:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$19,353,251	$8,917,501	$—	$10,435,750
JPM	27,082,000	15,703,495	1,690,000	9,688,505
NTC	31,667,816	2,536,089	—	29,131,727
SSB	23,203,690	14,930,417	140,000	8,133,273
Total	$101,306,757	$42,087,502	$1,830,000	$57,389,255

Value Fund
BNY	$2,409,756	$237,455	$—	$2,172,301
JPM	2,283,439	1,424,399	—	859,040
NTC	964,527	182,121	—	782,406
SSB	447,933	239,660	—	208,273
Total	$6,105,655	$2,083,635	$—	$4,022,020

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

Notes to Financial Statements

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 24, 2021

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2021, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $151.5 million, $7.3 million, $88.1 million and $7.5 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2021

For shareholders who do not have a March 31, 2021 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2022 reporting the amounts and tax characterization of distributions for the 2021 calendar year.

For the fiscal year ended March 31, 2021, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

Global Value Fund	$296,874,773

Global Value Fund II – Currency Unhedged	$1,171,352

Value Fund	$22,128,281
Worldwide High Dividend Yield Value Fund	$9,301,171

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2021, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

Global Value Fund	11.48%

Global Value Fund II – Currency Unhedged	16.14%

Value Fund	48.74%
Worldwide High Dividend Yield Value Fund	31.64%

For the fiscal year ended March 31, 2021, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

Global Value Fund	100%

Global Value Fund II – Currency Unhedged	100%

Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2021, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$146,749,869	0.6723
Foreign Taxes	18,463,157	0.0846

	Global Value Fund II – Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$8,537,418	0.2862
Foreign Taxes	674,672	0.0226

	Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$6,318,569	0.3016
Foreign Taxes	510,351	0.0244

	Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$3,032,958	0.2104
Foreign Taxes	189,268	0.0131

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Company adopted a liquidity risk management program (the “Program”) effective as of December 1, 2018. The Board of Directors (the “Board”) of the Company most recently reviewed the Program at a meeting held on December 8, 2020 (the “Meeting”). Tweedy, Browne Company LLC (the “Investment Adviser”), the investment adviser to the Company, serves as the administrator for the Company’s Program. At the Meeting, the Investment Adviser provided the Board with a report that addressed the operation and effectiveness of implementation of the Program for the period December 1, 2019 through October 31, 2020 (the “Report”).

The Report discussed the overall operation and effectiveness of the Program. The Report described the methodology under the Program for categorizing each Fund’s investments into one of the four liquidity buckets (highly liquid, moderately liquid, less liquid, and illiquid). The Report noted that each Fund continues to be “primarily invested” in highly liquid investments (a fund is “primarily invested” in highly liquid investments if at least 50% of the fund’s total net assets are represented by highly liquid investments), and that, accordingly, each Fund is not required to establish, and has not established, a “highly liquid investment minimum” as defined in the Liquidity Rule. The Report also discussed each Fund’s investment strategy and liquidity of investments; short-term and long-term cash flow projections; and holdings of cash and cash equivalents.

No significant liquidity events impacting any Fund were noted in the Report. The Report also provided that no Fund exceeded the 15% illiquid security limit imposed by the Liquidity Rule, which requires a fund to file Form N-LIQUID with the SEC. In addition, the Report noted that there had been no material changes to the Program and that the Investment Adviser, based on its review of the operation of the Program and the adequacy and effectiveness of its implementation, believes the Program continues to be an effective tool in seeking to manage liquidity risk and ensure compliance by the Funds with the Liquidity Rule.

Directors and Principal Officers (Unaudited)

INDEPENDENT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 79 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since 2001; Partner, Generation Partners (private equity investments) from 1995 to 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since 2015.	4	None

Bruce A. Beal Age: 84 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Jeannine G. Caruso Age: 58 Director	Since 2020	Partner, New Providence Asset Management, L.P., since 2014.	4	None

Robert C. Elliott Age: 75 Director	Since 2016	Vice Chairman, 2014-2017 and Director, 2011 to present, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 62 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from 1989 to 2015; Senior Advisor from 2015 to 2017, Royce & Associates, LP (retired since January 2018).	4	None

John C. Hover II Age: 77 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	None

Richard B. Salomon Age: 73 Director	Since 1996	Former attorney, Cozen O’Connor (law firm) (retired since 2019).	4	None

		INTERESTED DIRECTORS[3]
Name, Address,[1] Age and Position(s) with Company	Term of Office[4] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Thomas H. Shrager Age: 63 President and Director	Since 2009 – President; Since 2008 – Director	Managing Director, Tweedy, Browne Company LLC.	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

Robert Q. Wyckoff, Jr. Age: 68 Chairman, Vice President and Director	Since 2016 – Chairman and Vice President; Since 2015 – Director	Managing Director, Tweedy, Browne Company LLC.	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

1	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place Stamford, CT 06902.
2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

4

Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death. Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Directors and Principal Officers (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years

Roger R. de Bree Age: 58 Treasurer	Since 2016	Managing Director (since 2020), member of the Investment Committee (since 2013), and Research Analyst (since 2000), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 44 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013 to 2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002 to 2013).

Patricia A. Rogers Age: 54 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC.

John D. Spears Age: 72 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-ANN-0321

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,400 for 2020 and $227,400 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $60,780 for 2020 and $159,080 for 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $151,055 for 2020 and $247,155 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 20, 2021

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date	May 20, 2021

* Print the name and title of each signing officer under his or her signature.